Exhibit 10.29

FIRST AMENDMENT

TO

SOFTWARE LICENSE AND SERVICES AGREEMENT

AND TO

MAINTENANCE, DATA AND OPERATIONS SERVICE LEVEL AGREEMENT

FIRST AMENDMENT TO SOFTWARE LICENSE AGREEMENT AND TO MAINTENANCE, DATA AND OPERATIONS SERVICE LEVEL AGREEMENT by and between Galileo International, L.L.C. (“Galileo”) and ITA Software, Inc. (“ITA”).

WHEREAS, the parties have entered into a Software License Agreement (the “Agreement”), and a Maintenance, Data and Operations Service Level Agreement (the “SLA”), both dated as of October 3, 2002;

WHEREAS, the Agreement and the SLA provide that they may be modified by written agreement;

WHEREAS, the parties wish to amend certain provisions of the Agreement and the SLA;

NOW, THEREFORE, in consideration of the foregoing the parties hereby agree as follows:

1.              Capitalized Terms.  Capitalized terms used but not defined herein shall have the respective meanings set forth in the Agreement and the SLA, as applicable.

Amendments to the Agreement

2.              Definitions.  The following definitions are hereby added to Section 1 of the Agreement:

“Domestic PNR” means a PNR that is not an International PNR.

 “International Location” means a location that is not within the United States (including Hawaii, Puerto Rico and the US Virgin Islands) or Canada.

“International PNR” means a PNR that includes an origin, stop or destination in, or is based upon a point of sale in, an International Location.

“International Shopping Query” means  a “LowFareSearch”, as defined in the Documentation, that includes an origin, stop or destination in, or is based upon a point of sale in, an International Location.

“International Other Query” means either a “FareSearch” or a “ScheduleSearch”, both as defined in the Documentation, that includes an origin, stop or destination in, or (in the case of FareSearch) is based upon a point of sale in, an International Location.

PORTIONS OF THIS EXHIBIT MARKED BY AN (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.             Definition of Airline Online Users.  The definition of “Airline Online Users” contained in Section 1(d) of the Agreement is hereby deleted in its entirety and replaced with the following:

(d)           “Airline Online Users” means users of web sites and/or other travel booking applications operated by or on behalf of Airlines or their Affiliates that (i) utilize the Galileo System and/or other travel booking or hosting services of Galileo or its Affiliates, and (ii) gain access to the Licensed Software through or in connection with the utilization of such Galileo services.

4.             License Restrictions.  Section 2(b)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

(i) Except as provided in Section 16(g), Galileo shall not have the right to sublicense or transfer the Licensed Software; provided that in the event Galileo elects to operate the Licensed Software, Galileo may permit the Licensed Software to be used or operated on its behalf by an Affiliate or a subcontractor engaged in the business of providing computer operations services.

5.             Pricing.   Sections 6(a) through 6(d) of the Agreement are hereby deleted in their entirety and replaced with the following:

6.     FEES AND EXPENSES

(a)   Per-PNR Online License Fee.

(i) Per-PNR Online License Fee.  Beginning April 1, 2004, Galileo shall pay ITA a basic license fee for the Online Use (the “Per-PNR Online License Fee”) which will be an amount equal to the product of (A) the number of PNRs created within the Galileo System resulting from the use of the Licensed Software by Online Users, and (B) the applicable per-PNR price specified in Section 6(a)(ii) below.  The per-PNR prices will be established separately for each successive six-month period beginning on July 1 and January 1 of each year (each of which is referred to as a “License Fee Determination Period”), as follows: Galileo will notify ITA of the Minimum Payment Commitment (as defined in Section 6(d)) it has elected on or prior to the commencement of each License Fee Determination Period.  (For the License Fee Determination Period commencing January 1, 2004, the Minimum Payment Commitment shall be (***).)  The Per-PNR prices in effect for such License Fee Determination Period will be the amounts specified in Section 6(a)(ii) below for the relevant License Fee Determination Period and the Minimum Payment Commitment elected by Galileo for such License Fee Determination Period, and will remain in effect until the beginning of the following License Fee Determination Period.

(ii)  Per-PNR Prices.  The prices for Domestic PNRs and International PNRs are as follows:

License Fee		Domestic	International
Determination	Minimum Payment	Online	Online
Period	Commitment for	Per-PNR	Per-PNR
Beginning	Six-Month Period	Price	Price

1-1-04 and	(***)	(***)	(***)
7-1-04	(***)	(***)	(***)
	(***)	(***)	(***)
	(***)	(***)	(***)

1-1-05 and	(***)	(***)	(***)
7-1-05	(***)	(***)	(***)
	(***)	(***)	(***)
	(***)	(***)	(***)

1-1-06 and	(***)	(***)	(***)
7-1-06	(***)	(***)	(***)
	(***)	(***)	(***)
	(***)	(***)	(***)

(iii) Payment Terms.  Galileo shall pay the Per-PNR Online License Fee on a monthly basis in arrears, as follows:  Within 25 days after the end of each License Month, Galileo will certify to ITA the number of Domestic PNRs and International PNRs generated by Online Users during such License Month, and the amount of the Per-PNR Online License Fee owed for such License Month, which shall be determined in accordance with this Section 6(a).  Galileo will pay ITA, simultaneously with each such certification, an amount equal to the Per-PNR Online License Fee due for such License Month.

(b)   Domestic Offline License Fee.  The parties acknowledge and agree that Galileo began using the Domestic Version of the Licensed Software to provide services to Offline Travel Agents on March 16, 2004.  Galileo will pay (***) fee for the use of the Domestic Version of the Licensed Software to provide services to Offline Travel Agents (the “Domestic Offline License Fee”) in the amount of (***) per year plus, beginning September 1, 2004, the CPI Increase.  The Domestic Offline License Fee will be payable in cash (***) in advance.  ITA hereby acknowledges receipt of the Domestic Offline License Fee for the months of March and April, 2004.  Any (***) at the beginning or the end of the license period will be (***).  The Domestic Offline License Fee will be in addition to the Per-PNR Online License Fee payable pursuant to Section 6(a).  Galileo and ITA will work together to establish a mechanism of distinguishing between Queries from Online Users and Queries from Offline Users.  In the event Galileo is unable, with respect to any of its customers, to create a technical means of distinguishing between Queries from Online Users and Queries from Offline Users, then Galileo will not provide the Licensed Software to any such customer unless such customer has contractually agreed with Galileo to certify each month the respective numbers of queries from

Online and Offline Queries, which certifications will be available for ITA’s review upon its reasonable request.  In the case of any such customer who fails so to certify, use of the ITA Software by such customer will be suspended.

(c)   International Offline License Fee.

(i)  Determination of International Offline License Fee.  Beginning on the date Galileo begins using the International Version of the Licensed Software to provide services to Offline Travel Agents, Galileo will pay ITA a fee for such use (the “International Offline License Fee”), which will be equal to the product of:  (i) the number of each type of International Queries to the Licensed Software, and (ii) the applicable per-query price for each type specified below; provided, however, that in no event will the International Offline License Fee (***) (plus, beginning September 1, 2004, the CPI Increase) during any International Offline License Fee Year (with the last International Offline License Fee Year during the Term being prorated for the purpose of determining such maximum).  Each successive twelve-month period, beginning on the first day of the calendar month following that in which Galileo begins paying the International Offline License Fee, is referred to as an “International Offline License Fee Year”.  The per-query prices will be as follows:  (***) per International Shopping Query; and (***) per International Other Query.  The International Offline License Fee will be in addition to the Per-PNR Online License Fee payable pursuant to Section 6(a) and the Domestic Offline License Fee pursuant to Section 6(b).

                (ii)  Payment Terms.  Galileo will pay the International Offline License Fee on a monthly basis in arrears.  Within 15 days after the end of each License Month, ITA will inform Galileo of the number of each type of International Queries performed during such License Month, and will invoice Galileo for the International Offline License Fee.  Within 30 days after its receipt of such notification and invoice, Galileo will pay such International Offline License Fee to ITA.

(d)   Minimum Payment Commitment.

(i)  Determination of Minimum Payment Commitment.  As used herein, “Minimum Payment Commitment” means the total amount that Galileo commits to pay ITA during each License Fee Determination Period.  All amounts payable to ITA by Galileo hereunder or under the SLA, other than services billed pursuant to Section 6(f), will be credited toward fulfillment of the Minimum Payment Commitment.  For the purpose of determining the amount that should be credited toward the Minimum Payment Commitment for a particular License Fee Determination Period: (1) Per-PNR Online License Fees will be applied to the License Fee Determination Period in which the relevant PNRs were created; (2) International Offline License Fees will be applied to the License Fee Determination Period in which the relevant Queries were performed; and (3) Domestic Offline License Fees and all other fees will be applied to the License Fee Determination Period with respect to which the fee was incurred (i.e., fees incurred “for the period June 1, 2004 to June 30, 2004” will be applied to the License Fee Determination Period of January through June, 2004, regardless of when the fees are invoiced by ITA or paid by Galileo).

(ii)  Payment Terms.  Within 30 days after the end of each License Fee Determination Period, ITA shall calculate the amount creditable toward the Minimum Payment Commitment with respect to such License Fee Determination Period, and if such amount is less than the Minimum Payment Commitment in effect for such License Fee Determination Period, then ITA will invoice Galileo for the shortfall.  Galileo will pay such invoice within 30 days of receipt.”

6.              (***).  Section 6(e) of the Agreement is hereby amended by adding to the third line, after the words (***), the words “(including (***) code share partners, i.e., airlines that use the same IATA carrier designator as (***))”.

7.              Term.  Section 7(a) is hereby deleted and replaced with the following:  “The term of this Agreement and the license granted to Galileo hereunder shall commence on the date hereof and shall end on December 31, 2006, unless terminated sooner or renewed, each as provided herein.  Upon the expiration of the initial term and each subsequent renewal term (if any), the term of this Agreement shall be automatically extended for a period of one year unless, on or before the date that is 90 days prior to the date of expiration of the initial term or the renewal term, as applicable, Galileo notifies ITA that it does not intend to renew the Agreement.”

Amendments to the SLA

8.             Governing Law.   Section 7.8(e) of the SLA is hereby amended by changing the word “Delaware” to “New York”.

9.             New Sections.  The following new sections are hereby added to the SLA:

“7.9                           Duty to Notify.  ITA shall promptly notify Galileo (and its designated Affiliates) upon becoming aware of any of the following, if ITA reasonably believes that such event is likely to have an adverse impact on Galileo’s use of the Licensed Software: (i) material problems with the Licensed Software or any systems or infrastructure used in connection with the Licensed Software; (ii) materially defective data provided via the Licensed Software; (iii) material deviations from ITA’s Standard Operating Procedures; (iv) unscheduled Maintenance, and (v) any other occurrences that could result in a material degradation of fare quality or response times.  In addition, ITA shall give Galileo notice as far in advance as reasonably possible of (a) installations of Upgrade Releases; (b) scheduled maintenance, (c) any changes to the Licensed Software, the Hardware, and/or the systems or infrastructure used in connection with the Licensed Software that ITA reasonably believes are likely to result in a degradation of fare quality or response times.

7.10                           Parity.  ITA shall maintain parity between Galileo and other licensees of the Licensed Software with respect to (A) problem classification, reporting, and resolution; (B) the timing, frequency, and quality of communications regarding: (i) changes to or problems with the Licensed Software, or the Hardware, systems, data, or infrastructure used in connection with the Licensed Software; or (ii) ways to optimize the quality of fares generated by the Licensed Software.”

10.           Survival of Provisions.  Except as specifically amended hereby, the Agreement and the SLA will remain in all respects in full force and effect.

IN WITNESS WHEREOF, the parties have hereunto set their hands as of June 2, 2004.

GALILEO INTERNATIONAL, L.L.C.		ITA SOFTWARE, INC.

By:	/s/ S. Michael Lutz	By:	/s/ Jeremy Wertheimer
	S. Michael Lutz		Jeremy Wertheimer
	Senior Vice President &		President
Chief Information Officer